UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 21, 2012

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 21, 2012, M.D.C. Holdings, Inc. (the “Company”) held its 2012 annual meeting of shareholders. The final results for each of the matters submitted to a vote of shareholders at the annual meeting were as follows:

(1)	The following individuals were elected as Class III Directors of the Company to serve for three-year terms expiring in 2015:

	For	Withheld	Broker Non-Votes
Raymond T. Baker	41,583,764	68,646	2,346,826
David E. Blackford	40,823,403	829,007	2,346,826

(2)	The Fourth Amendment to the M.D.C. Holdings, Inc. Amended Executive Officer Performance-Based Compensation Plan was approved:

For	Against	Abstain	Broker Non-Votes
40,477,811	492,317	682,282	2,346,826

(3)	In a non-binding advisory vote, the compensation of the Company’s named executive officers was approved:

For	Against	Abstain	Broker Non-Votes
29,997,224	10,774,740	880,446	2,346,826

(4)	The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year was approved:

For	Against	Abstain	Broker Non-Votes
43,595,189	400,930	3,117	—

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

9.01(d) Exhibits

Exhibit No.	Description

10.1	Fourth Amendment to the M.D.C. Holdings, Inc. Amended Executive Officer Performance-Based Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: May 22, 2012	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

Exhibit Index

Exhibit No.	Description

10.1	Fourth Amendment to the M.D.C. Holdings, Inc. Amended Executive Officer Performance-Based Compensation Plan

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